EXHIBIT 10.12
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                          CONSULTING SERVICES AGREEMENT
                          -----------------------------

      THIS CONSULTING SERVICES AGREEMENT (the "AGREEMENT") entered into this 19th day of March, 2001,(hereinafter the "EFFECTIVE DATE"), by and between NEXLAND, INC., a Delaware corporation with its principal office at 1101 Brickell Avenue, North Tower, 2nd Floor, Miami, Florida 33131 (the "COMPANY"), and YORKVILLE ADVISORS MANAGEMENT, LLC, a Delaware limited liability company, with its principal office at 521 Fifth Avenue, 17th Floor, New York, NY 10175 (the "CONSULTANT").

      Company desires to retain the services of Consultant as an independent contractor to provide certain consulting and advisory services designated below, and Consultant desires to accept such engagement by Company, pursuant to the terms and conditions of this Agreement.

      In consideration of the representations, warranties, mutual covenants and agreements set forth herein, the parties agree as follows:

      1. SCOPE OF SERVICES
         -----------------

         a. DUTIES AND PERFORMANCE. From time to time during the term of this Agreement, Consultant shall provide such advisory services relating to the Company's financial status and capital structure (the "SERVICES") to Company as Consultant and Company shall agree. In connection with the Services, Consultant may develop and communicate to Company certain business opportunities with entities known to Consultant; the Services may include various types of arrangements, including direct investment into Company.

         b. INDEPENDENT CONTRACTOR STATUS. The parties agree that Consultant is an independent contractor performing Services hereunder and not an employee of Company. Consultant may use contractors or other third parties of Consultant's choice to assist Consultant in rendering such Services. Unless otherwise agreed by Company in writing, Consultant shall be responsible for payment of all compensation or expenses payable or reimbursable to such third parties. Nothing herein or in the performance hereof shall imply either a joint venture or principal and agent relationship between the parties, nor shall either such relationship be deemed to have arisen under this Agreement.

      2. COMPENSATION AND EXPENSES
         -------------------------

         a. FINDER'S FEE; NOT A BROKER.

            i. In respect of any capital investment in, or debt financing to, Company which is made recommended or advised upon by Consultant either during


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the term of this Agreement or within one year from the termination or expiration of this Agreement by an entity which was introduced directly or indirectly by Consultant prior to a termination of the term of this Agreement, Company shall pay to Consultant or to any person designated by Consultant a fee in an amount equal to eight and 2/5 percent (8.40%) of the amount, invested or loaned to Company by Cornell Capital Partners, L.P. If the amount invested in or loaned to the Company is so invested or loaned in installments pursuant to the Equity Line of the Credit Agreement dated as of the date hereof between Company and Cornell Capital Partners, L.P. (the "LINE OF CREDIT AGREEMENT"), then the fee stated in the preceding sentence shall be paid on each such installment. Company acknowledges that Consultant is not registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and, accordingly, Consultant will not (i) engage in any effort to sell any securities of Company, (ii) engage in the negotiation of any proposed transaction; (iii) provide advice as to the value of the Company or of potential acquisition targets, or any of its or their securities, or (iv) make any recommendations as to the acquisition of a potential acquisition target or the purchase or sale of any particular securities. Payment to Consultant in respect to any Section 2.c. fee shall be made at the closing of each such transaction, and shall be an express condition to the closing of any such transaction. Section 2.c. shall survive any termination of this Agreement.

            ii. In the event of financing pursuant to the Line of Credit Agreement, Company shall issue to Consultant or its Assignee, upon the execution of the Line of Credit Agreement, one hundred twenty-six thousand (126,000) shares of common stock of Company (the "CONSULTANT'S COMMON STOCK") with "piggy-back" registration rights.

         b. AUDIT OF BOOKS AND RECORDS. Company shall maintain all books and records necessary to account for all transactions involving fees which may be payable hereunder. Consultant and Consultant's professional advisors may audit, review or examine such books and records at any time during business hours upon twenty-four (24) hours' prior notice but not more than once each calendar quarter. If as a result of such review, Consultant determines that Company received funds for which Consultant was not properly compensated, then Company
(i) shall be responsible for fully reimbursing Consultant for the cost of such review, audit or examination and (ii) shall pay any amount determined to be payable to Consultant within three (3) days of receipt of written notice from Consultant plus interest at the rate of ten percent (10%) per annum from the date on which payment should have been made to Consultant.

         c. EXPENSE REIMBURSEMENT. While this Agreement is in effect, Company shall pay for or reimburse Consultant for all reasonable and itemized business expenses incurred by Consultant directly related to the services to be performed by Consultant under this Agreement. Consultant shall keep accurate and detailed records of such expenses and submit expense reports along with relevant documentation in accordance with the expense reimbursement policy of Company. Company shall pay or reimburse Consultant for all reasonable out-of-pocket expenses actually incurred or paid by Consultant in the course of performing services as required hereunder; PROVIDED, that any individual expense in excess


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of five hundred dollars ($500.00) must be approved in advance by Company.

         d. NON-CIRCUMVENTION. Company represents and warrants that Company shall take no action which shall result in Company and any third-party introduced to Company, directly or indirectly, by Consultant consummating a relationship or transaction with Company without the participation and compensation of Consultant. In the event Company consummates any such transaction, Company shall pay Consultant the fees set forth in Section 2(a)(i) hereof at the time of closing such transaction or transactions. In the event Consultant brings an action or seeks counsel to enforce the provisions of this
Section 2(d), Company shall be responsible for all fees and expenses incurred by Consultant including fees and expenses of any appeal or collection of any judgment.

         e. REGISTRATION RIGHTS. Subject to the terms and conditions of this Agreement, Company shall notify the holder of Registrable Securities (as defined below) in writing at least ten (10) days prior to the filing of any registration statement under the 1933 Act for purposes of a public offering of securities of Company (including, but not limited to, registration statements relating to secondary offerings of securities of Company, but excluding any registration statement relating to any employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the 1933 Act) and will afford each such holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such holder. Each holder of Registrable Securities desiring to include in any such registration statement, all of part of the Registrable Securities held by it shall, within ten (10) days after the above-described notice from Company, so notify Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities held by such holder. If a holder decides not to include all of its Registrable Securities in the registration statement thereafter filed by Company, such holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. "REGISTRABLE SECURITIES" means the shares of Consultant's Common Stock issuable to the Consultant pursuant to this Agreement.

      3. INDEMNIFICATION

      Exhibit A attached hereto and made a part hereof sets forth the understanding of the parties with respect to the indemnification and exculpation of Consultant. The provisions of Exhibit A shall survive, and remain in full force and effect after, the termination of this Agreement until fully performed.

      4. TERM AND TERMINATION

      The initial term of this Agreement shall be for a period commencing on the Effective Date hereof and ending on the one (1) year anniversary of the date of this Agreement; thereafter, unless previously terminated, and neither party has given notice of termination, this Agreement shall be automatically renewed for




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

successive year periods of one (1) year each. Either party may terminate this Agreement without cause or without the necessity of specifying cause by giving written notice of termination to the other party. This Agreement shall terminate upon its expiration or upon receipt of this notice of termination by the non-terminating party. Upon termination or expiration of this Agreement, Company shall pay to Consultant all amounts due through the date of termination within thirty (30) days of said date. Notwithstanding the termination of this Agreement, Sections 2, 3 and 5 shall continue in force and effect and shall survive any such termination. In addition, notwithstanding any termination of this Agreement, Consultant shall be entitled to the amounts set forth in Section 2(a)(i) with respect to any funds received by Company pursuant to the Line of Credit Agreement.

      5. MISCELLANEOUS

         a. NOTICE. All notices and other communications hereunder shall be in writing and delivered by Federal Express or any other generally recognized overnight delivery service, or by hand, to the appropriate party at the address stated in the initial paragraph of this Agreement for such party or to such other address as a party indicates in a notice to the other party delivered in accordance with this Section.

         b. SEVERABILITY. Should one or more provisions of this Agreement be held unenforceable, for whatever cause, the validity of the remainder of this Agreement shall remain unaffected. The parties shall, in such event, attempt in good faith to agree on new provisions which best correspond to the object of this Agreement.

         c. ENTIRE AGREEMENT. The parties have entered into this Agreement after negotiations and discussions, an examination of its text, and an opportunity to consult counsel. This Agreement constitutes the entire understanding between the parties regarding to specific subject matter covered herein. This Agreement supersedes any and all prior written or oral contracts or understandings between the parties hereto and neither party shall be bound by any statements or representations made by either party not embodied in this Agreement. No provisions herein contained shall be waived, modified or altered, except by an instrument in writing, duly executed by the parties hereto.

         d. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice of law of conflict of law provision or rule whether such provision or rule is that of New York or any other jurisdiction. Each party irrevocably consents to the exclusive personal jurisdiction of New York State courts situated in the county in which Consultant is located in New York, or the United States District Court, or the Southern District of New York, in connection with any action, suit or proceeding relating to or arising out of this Agreement or any of the transactions or relationships contemplated hereby. Each party, to the maximum extent permitted by law, hereby waives any objection that such party may now have or hereafter have to the jurisdiction of such courts on the basis of inconvenient forum or otherwise. Each party waives trial by jury in any proceeding that may arise with respect to this Agreement.


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


         e. NO IMPLIED WAIVERS. No delay or omission by either party to exercise its rights and remedies in connection with the breach or default of the other shall operate as or be construed as a waiver of such rights or remedies as to any subsequent breach.

         f. COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all counterparts hereof shall together constitute but one agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by both of the parties.

         g. BINDING NATURE. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties to this Agreement.

         h. CAPACITY. Company represents to Consultant that each person signing this Agreement on its behalf has the full right and authority to do so, and to perform its obligations under this Agreement.

         i. ATTORNEYS' FEES. In the event of any litigation or other proceeding arising out of or in connection with this Agreement, the prevailing party or parties shall be entitled to recover its or their reasonable attorneys' fees and court costs from the other party or parties.

         j. CAPTIONS. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.




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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed as of the Effective Date.

YORKVILLE ADVISORS MANAGEMENT, LLC          NEXLAND, INC.

By: /s/ Mark Angelo                         By: /s/ Gregory S. Levine
   -------------------------------              -------------------------------
Name:   Mark Angelo                         Name:   Gregory S. Levine
     -----------------------------               ------------------------------
Title:  Fund Manager                        Title:  President
      ----------------------------                -----------------------------















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                                    EXHIBIT A

      The Company will indemnify and hold harmless the Consultant and its affiliates and their respective directors, members, officers, agents and employees and each other person controlling the Consultant or any of its affiliates for any losses (i) related to or arising out of (A) oral or written information provided by the Company to the Consultant, the Company's employees or other agents, or (B) any other action or failure to act by the Consultant, its members, officers, agents or employees or by the Consultant or any other indemnified party at the Company's request or with the Company's consent, or otherwise related to or arising out of the consulting services provided or to be provided by the Consultant under this Agreement (the "ENGAGEMENT") or any transaction or conduct in connection therewith, except that this clause (ii) shall not apply with respect to any losses that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

      If the foregoing indemnity is unavailable to any indemnified party for any reason, the Company will contribute to any losses related to or arising out of the Engagement or any transaction or conduct in connection therewith as follows. With respect to such losses referred to in clause (i) of the preceding paragraph, each of the Company and the Consultant shall contribute in such proportion as is appropriate to reflect the relative benefits received (or anticipated to be received) by the Consultant on the one hand, and by the Company and its securityholders, on the other hand, from the actual or proposed transaction arising in connection with the Engagement. With respect to any other losses, and for losses referred to in clause (i) of the preceding paragraph if the allocation provided by the immediately preceding sentence is unavailable for any reason, each of the Company and the Consultant shall contribute in such proportion as is appropriate to reflect not only the relative benefits as set forth above, but also the relative fault of each the Company and the Consultant in connection with the actions, omissions or other conduct that resulted in such losses, as well as any other relevant equitable considerations. Benefits received (or anticipated to be received) by the Company and its securityholders shall be deemed to be equal to the aggregate cash consideration and value of securities or any other property payable, issuable, exchangeable or transferable in such transaction or proposed transaction, and benefits received by the Consultant shall be deemed to be equal to the compensation paid by the Company to the Consultant in connection with the Engagement (exclusive of amounts paid for reimbursement of expenses or paid under this Agreement). Relative fault shall be determined by reference to, among other things, whether any alleged untrue statement of omission or any other alleged conduct relates to information provided by the Company or other conduct by the Company (or the Company's employees or other agents), on the one hand, or by the Consultant, on the other hand. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding anything to the contrary above, in no event shall the Consultant be responsible for any amounts in excess of the amount of the compensation actually paid by the Company to the Consultant in connection with the Engagement


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(exclusive  of amounts  paid for  reimbursement  of  expenses or paid under this
Agreement).

      The Company agrees that it will not, without prior written consent of the Consultant, settle any pending or threatened claim or proceeding related to or arising out of the Engagement or any actual or proposed transactions or other conduct in connection therewith (whether or not the Consultant or any indemnified party is a party to such claim or proceeding) unless such settlement includes a provision unconditionally releasing the Consultant and each other indemnified party from, and holding all such persons harmless against, all liability in respect of claims by any releasing party related to or arising out of the Engagement or any transactions or conduct in connection therewith. The Company will also promptly reimburse each indemnified party for all expenses (including counsel fees and expenses) as they are incurred by such indemnified party in connection with investigating, preparing for, defending, or providing evidence in, any pending or threatened claim or proceeding related to or arising out of the engagement or any actual or proposed transaction or other conduct in connection therewith or otherwise in respect of which indemnification or contribution may be sought hereunder (whether or not the Consultant or any other indemnified party is a party to such claim or proceeding) or in enforcing this Agreement.

      The Company further agrees that no indemnified party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or any of the Company's affiliates, creditors or security holders for or in connection with the Engagement or any actual or proposed transactions or other conduct in connection therewith except for losses incurred by the Company that are finally judicially determined to have resulted primarily from the gross negligence or willful misconduct of such indemnified party.

      The provisions set forth above shall remain in full force and effect and shall survive the completion or termination of the Engagement.







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